SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

WHERIFY WIRELESS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 15, 2006

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Wherify Wireless, Inc., which will be held at the Company's headquarters at 2000 Bridge Parkway, Suite 201, Redwood Shores, CA 94065, on Thursday, September 28, 2006, at 10:00 a.m.

Your vote is important. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Instructions in the proxy card or voting instruction form will tell you how to vote. The proxy statement explains more about proxy voting. Please read it carefully.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,

Timothy Neher
Chief Executive Officer

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
PROXY STATEMENT	2
INFORMATION CONCERNING SOLICITATION AND VOTING	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
Election of Directors [Proposal No. 1]	7
Directors and Executive Officers	9
General	9
Biographical Information for Nominees	9
CORPORATE GOVERNANCE	10
Board of Directors	10
Committees of the Board of Directors	11
Audit Committee	11
Compensation Committee	12
Compensation Committee Interlocks and Insider Participation	12
Nominating Committee	12
EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS	14
Executive Compensation	14
Employment Agreements	15
OPTIONS/SAR GRANTS IN LST FISCAL YEAR	18
OPTION EXERCISES/VALUES OF UNEXERCISED OPTIONS	18
EQUITY COMPENSATION PLAN INFORMATION	19
SUMMARY OF EQUITY COMPENSATION PLANS	19
EquityBased Compensation	19
Policy with Respect to $1 Million Deduction Limit	20
Compensation of Directors	20
Compensation Committee Report on Executive Compensation	20
Audit Committee Report to Stockholders	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPROTING COMPLIANCE	23
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
Conflict of Interest Policy	24
AUDITOR INDEPENDENCE	25
OTHER PROPOSALS TO BE VOTED ON AT MEETING:
CERTIFICATE AMENDMENT [Proposal No. 2]	25
2004 STOCK PLAN AMENDMENT [Proposal No. 3]	26
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS [Proposal No. 4]	27
OTHER MATTERS	28
STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING	28
INFORMATION INCORPORATED BY REFERENCE	28
ADDITIONAL INFORMATION	28
AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB	29
APPENDIX A: AUDIT COMMITTEE CHARTER	A-1
APPENDIX B: AMENDMENT TO CERTIFICATE OF INCOPRPORATION	B-1
APPENDIX C: 2004 STOCK PLAN (as proposed)	C-1

2000 Bridge Parkway, Suite 201
Redwood Shores, CA 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 28, 2006

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wherify Wireless, Inc., a Delaware corporation (the "Company"), will be held on Thursday, September 28, 2006, at 10:00 a.m., local time, at the Company's headquarters at 2000 Bridge Parkway, Suite 201, Redwood Shores, CA 94065.

This proxy statement and the enclosed proxy card are first being mailed to the Company’s shareholders on or about September 15, 2006.

The annual meeting has been called for shareholders to consider and vote upon the following four proposals and to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof:

1.	To elect six (6) directors to hold office for a term ending in 2007 and until their successors are elected;

2.	To consider and vote upon a proposal to amend the authorized stock provisions of the Company’s restated certificate of incorporation, as described in the accompanying proxy statement;

3.	To consider and vote upon a proposal to amend the authorized stock provisions of the Company’s 2004 Stock Plan, as described in the accompanying proxy statement; and

4.	To ratify the appointment of Malone & Bailey, PC as the Company's independent auditors for the fiscal year ending June 30, 2007.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only Stockholders of record at the close of business on August 28, 2006 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. To vote without attending the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope that we have included for your convenience. Alternatively, you may vote through the Internet or by telephone as indicated on the enclosed proxy card. No postage is required if you mail the proxy in the United States. Even if you plan to attend the annual meeting, we would appreciate receiving your voting instructions before that date. Submitting the proxy before the annual meeting will not preclude you from voting in person at the annual meeting if you should decide to attend.

      We cordially invite all shareholders to attend the annual meeting. No ticket is required for admittance. If you have any questions regarding this notice of annual meeting or if you have special needs that require assistance, please call us at 1-650-551-5200 and we will be happy to assist you.

By Order of the Board of Directors,

By:	/s/ Mr. William Scigliano
Secretary

Redwood Shores, California
September 15, 2006

WHERIFY WIRELESS, INC.

2000 Bridge Parkway, Suite 201
Redwood Shores, CA 94065
PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

Why am I receiving these materials?

This Proxy Statement and the enclosed Annual Report are being sent to all Stockholders of record as of the close of business on August 28, 2006 for delivery beginning September 15, 2006 in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders on September 28, 2006.

Who can attend the Annual Meeting?

Only Stockholders of the Company as of the record date, August 28, 2006, their authorized representatives and guests of the Company will be able to attend the Annual Meeting. At the record date 59,114,013 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding.

Who is entitled to vote?

All holders of record of the Company's Common Stock at the close of business on August 28, 2006 will be entitled to vote at the 2006 Annual Meeting. Each share of Common Stock is entitled to one vote on each matter properly brought before the meeting.

How do I vote?

You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your previously delivered proxy will not be counted.

Please follow the instructions on your proxy card or voting instruction form. To vote by proxy you must fill out the enclosed proxy card, or if you hold your shares in "street name," voter instruction form, sign it, and mail it in the enclosed postage-paid envelope. If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you.

How do I specify how I want my shares voted?

If you are a registered Stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board of Directors in the Proxy Statement prior to marking your vote.

If your proxy card is signed and returned without specifying a vote or an abstention on a proposal, it will be voted according to the recommendation of the Board of Directors or Audit Committee on that proposal. That recommendation is shown for each proposal on the proxy card.

How do I vote if I am a beneficial Stockholder?

If you are a beneficial Stockholder, you have the right to direct your broker or nominee on how to vote the shares. You should complete a voting instruction form which your broker or nominee is obligated to provide you. If you wish to vote in person at the meeting, you must first obtain from the record holder a legal proxy issued in your name.

What items will be voted upon at the Annual Meeting?

At the Annual Meeting, the following items will be voted upon:

(i)	the election of six (6) directors;

(ii)
amending the authorized stock provisions of the Company’s restated certificate of incorporation increasing the number of authorized shares of Common Stock of the Company from 100 million shares to 200 million shares;

(iii)
amending the authorized stock provisions of the Company’s 2004 Stock Plan increasing the maximum number of authorized shares of Common Stock under the plan from four (4) million shares to ten (10) million shares, and

(iv)	the ratification of the appointment of Malone & Bailey, PC as independent auditors for the fiscal year ending June 30, 2007.

The Board of Directors knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

What are the Board of Directors and Audit Committee voting recommendations?

For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of the persons nominated below to serve as Directors of the Company, recommends a vote FOR the proposal increasing the number of authorized shares of the corporation and recommends a vote FOR the proposal increasing the number of shares available for awards under the 2004 Stock Plan, and the Company's Audit Committee recommends a vote FOR the ratification of the appointment of Malone & Bailey, PC as independent auditors for 2007.

How many votes are needed to approve the proposals?

Proposal 1: Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The Company does not have cumulative voting for directors. Abstentions and broker non-votes will have the effect of being excluded from being considered as votes cast regarding this proposal.

Proposals 2, 3 and 4: The affirmative vote of a majority of the shares present in person or by proxy is required for approval to amend the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock of the Company from 100 million shares to 200 million shares, for approval to amend the Company’s 2004 Stock Plan increasing the maximum number of authorized shares of Common Stock under the plan from 4 million shares to 10 million shares, and for ratification of the appointment of Malone & Bailey, PC as independent auditors for the fiscal year 2007. Abstentions and broker non-votes will have the effect of being excluded from being considered as votes cast regarding these proposals.

How are the votes counted?

Each share of Common Stock is entitled to one vote. If a shareholder abstains from voting or does not respond by proxy, no vote will be considered cast. If a shareholder responds and does not indicate how you want to vote, your proxy will be counted in favor of the proposals.

In accordance with the laws of the State of Delaware and the Company's Certificate of Incorporation and Bylaws,

(i)
for the election of directors, which requires a plurality of the votes cast in person or by proxy, only proxies and ballots submitted but not indicating a vote or indicating votes "FOR all nominees," "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast; abstentions and broker non-votes are not counted; and

(ii)
for the adoption of the proposals relating to the approval for the amendment to the Company’s Articles of Incorporation, the approval for the amendment to the Company’s 2004 Stock Plan, and the ratification of the Company's auditors, each of which requires the majority of the votes cast in person or by proxy, only proxies and ballots submitted but not indicating a vote or indicating votes "FOR," "AGAINST" or "ABSTAIN" on the proposals or providing the designated proxies with the right to vote in their judgment and discretion on the proposals are counted to determine the number of shares present and entitled to vote; accordingly, abstentions and broker non-votes will have the effect of being excluded from being considered as votes cast regarding these proposals.

How can I revoke my proxy?

You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions: (i) by giving timely written notice of the revocation to the Secretary of the Company; (ii) by executing and delivering a proxy with a later date; or (iii) by voting in person at the meeting.

How do I designate my proxy?

If you wish to give your proxy to someone other than Timothy Neher or W. Douglas Hajjar, you may do so by crossing out their names appearing on the proxy card and inserting the name of another person. The person you have designated on the proxy card must present the signed card at the meeting.

Who counts the votes?

Tabulation of proxies and the votes cast at the meeting is conducted by an independent agent and certified to by our inspector of election.

What is "householding"?

We have adopted a procedure called "householding", which has been approved by the Securities and Exchange Commission. Under this procedure, a single copy of the annual report and proxy statement will be sent to any household at which two or more Stockholders of record reside if they appear to be members of the same family, unless one of the Stockholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees.

You do not need to do anything in order to participate in the householding program. If we do not receive instructions to the contrary within 60 days after the mailing of this notice, you will be deemed to have consented to the receipt of only one set of our future Stockholder mailings by your household. Your consent will be perpetual unless you withhold it or revoke it. Also, you may have already consented to householding through a prior mailing.

If you wish to continue to receive separate annual reports, proxy statements, prospectuses and other disclosure documents for each account in your household, you must withhold your consent to our householding program by checking the appropriate box on the enclosed proxy card and returning it in the enclosed postage-prepaid envelope. Even if you vote by telephone or internet, the enclosed proxy card must be returned and marked appropriately to withhold your consent to householding.

How do I revoke my consent to the householding program?

Even if you do not withhold your consent to the householding program at this time, you may always revoke your consent at a future date. You may revoke your consent by contacting AST, either by calling toll free at (877) 248-6417, or by writing to AST, Shareholder Department, 59 Maiden Lane, New York, New York 10038. You will be removed from the householding program within 30 days of receipt of your revocation of your consent.

A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

Allowing us to household annual meeting materials will help us save on the cost of printing and distributing these materials.

Who will pay for the costs involved in the solicitation of proxies?

The Company will bear the cost of soliciting proxies. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

What is the deadline for submitting Stockholder proposals for the 2007 Annual Meeting?

Any of our eligible Stockholders who wish to submit a proposal for action at our next Annual Meeting of Stockholders and desires that such proposal be considered for inclusion in our proxy statement and form of proxy relating to such meeting must provide a written copy of the proposal to us at our principal executive offices not later than July 12, 2007, and must otherwise comply with the rules of the Securities and Exchange Commission relating to Stockholder proposals.

The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by an eligible Stockholder for action at our next Annual Meeting of Stockholders, but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us at our principal executive office not later than July 12, 2007 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Stockholders proposals should be addressed to our Secretary at 2000 Bridge Parkway, Suite 201, Redwood Shores, CA 94065.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of August 18, 2006 regarding the beneficial ownership of common stock by (i) each Stockholder who is known by Wherify to own beneficially in excess of 5% of Wherify's outstanding common stock; (ii) each director; (iii) by the Company's Chief Executive Officer and the four other highest paid executive officers (the "Named Executive Officers"); and (iv) the executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of common stock.

The percentage of beneficial ownership is based upon 59,114,013 shares of common stock outstanding, as of August 18, 2006. Unless otherwise indicated, the address of the following Stockholders is c/o Wherify Wireless, Inc. 2000 Bridge Parkway, Suite 201, Redwood Shores, California, 94065.

Security Ownership of Certain Beneficial Owners(a)

Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership		% of Class(b))
Common	Harvey Miller	2,959,992		5.0%
Common	Timothy J. Neher	10,014,110	(c)	16.5%

(a)
Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and information made known to the Company.

(b)	Based on 59,114,013 shares of common stock outstanding on August 18, 2006.

(c)
Includes 1,426,286 shares issuable pursuant to stock options that are or will become exercisable within 60 days of August 18, 2006, of which 231,597 shares are subject to a right of repurchase in favor of Wherify within 60 days of August 18, 2006.

Security Ownership of Directors and Executive Officers

Title of Class	Name of Beneficial Owner	Beneficial Ownership (a)(b)		Percent of Class (c)

Common	Wade Fenn	118,055	(d)	*
Common	Douglas Hajjar	2,676,409	(e)	4.5%
Common	John Micek III	37,161	(f)	*
Common	Timothy J. Neher	10,014,110	(g)	16.5%
Common	Gerald Parrick	229,100	(h)	*
Common	William B. Scigliano	323,785	(i)	*
Common	Matthew Neher	293,303	(j)	*
Common	Jeff Hoever	44,900	(k)	*
Common	Daniel McKelvey	25,000	(l)	*

	All Directors and Executive Officers as a Group	13,988,497		22.7%

* Does not exceed 1% of the referenced class of securities.

(a)	Ownership is direct unless indicated otherwise.

(b)	All shares issuable pursuant to stock options that are or will become exercisable within 60 days of August 18, 2006.

(c)	Calculation based on 59,114,013 shares of Common Stock outstanding as of August 18, 2006.

(d)	Includes 46,024 shares issuable pursuant to stock options that are or will become exercisable within 60 days of August 18, 2006.

(e)	Includes 23,785 restricted shares that become vested within 60 days of August 18, 2006.

(f)	Includes 13,576 shares issuable pursuant to stock options that and/or will become exercisable within 60 days of August 18, 2006.

(g)	Includes 1,426,286 shares issuable pursuant to stock options that are/or will become exercisable within 60 days of August 18, 2006.

(h)	All shares issuable pursuant to stock options that are / or will become exercisable within 60 days of August 18, 2006.

(i)	Includes 273,785 shares issuable pursuant to stock options that are or will become exercisable or vested within 60 days of August 18, 2006.

(j)	Includes 106,622 shares issuable pursuant to stock options that are / or will become exercisable within 60 days of August 18, 2006.

(k)	All shares issuable pursuant to stock options that are / or will become exercisable within 60 days of August 18, 2006.

(l)	All shares issuable pursuant to warrants that are exercisable within 60 days of August 18, 2006.

PROPOSAL 1
ELECTION OF DIRECTORS

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices, and by participating in meetings of the Board and its committees.

Our directors are elected annually. Our bylaws provide that the number of our directors will be determined by the Board of Directors but shall not be less than one. The Stockholders will elect six directors for the coming year.

Nominees

Six directors are to be elected to the Board at the Annual Meeting, each to serve until the Annual Meeting of Stockholders to be held in 2007 and until his successor has been elected and qualified, or until his earlier death, resignation or removal. All six of the nominees are currently directors of the Company.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. However, if any nominee unexpectedly is unavailable for election, these shares will be voted for the election of a substitute nominee proposed by management. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them as will ensure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than six duly nominated persons. If a quorum is present and voting, the six nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
VOTING "FOR" THE NOMINEES SET FORTH BELOW

The following table sets forth the nominees to be elected at the Annual Meeting and, for each director whose term of office will extend beyond the Annual Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company.

Name	Position with the Company	Director Since

William B.G. Scigliano	Co-Chairman and President of Governmental Services Division	November 2002
Timothy Neher	Director and Chief Executive Officer	July 2005
Wade Fenn	Director	July 2005
John Micek III	Director	July 2005
W. Douglas Hajjar	Co-Chairman	November 2005
Daniel McKelvey	Director	August 2006

Directors and Executive Officers

The following table sets forth the names, ages and positions of our directors and executive officers:

Name	Age	Position
William B.G. Scigliano	46	Co-Chairman and President of Governmental Services Division
Timothy J. Neher	40	Director and Chief Executive Officer
Wade R. Fenn (2)	48	Director
John Micek III (1) (2)	54	Director
W. Douglas Hajjar	59	Co-Chairman
Daniel McKelvey (1) (2)	40	Director
Gerald Parrick	59	President
Mark E. Gitter	52	Chief Financial Officer and Treasurer

(1)	Our Audit Committee consists of Messrs. McKelvey (Chairman) and Micek.
(2)	Our Compensation Committee consists of Messrs. Micek (Chairman), McKelvey and Fenn.

Each Director will hold office until the next annual meeting of Stockholders and until his successor has been elected and qualified.

WILLIAM B.G. SCIGLIANO has served as a Director of the Company since November 2002 and served as Chief Executive Officer of the Company from September 2002 until July 2005. Mr. Scigliano also is the President of the Company's Government Relations division. From 1991 until September 2002, he served as Executive Director of the Corporate and Public Issues Division of the Ministry of the Attorney General of British Columbia. Mr. Scigliano received a Bachelors Degree from the University of Victoria and a Masters Degree from the Graduate School of Business Administration of the University of Oregon. Mr. Scigliano also serves on the Board of Directors of Acies Corp. and Alphatrade.com.

TIMOTHY J. NEHER, the current Chief Executive Officer of Wherify, founded Wherify California, Inc., a California corporation, in 1998 after more than a decade of experience developing and marketing new consumer products. He served as Chief Executive Officer of Wherify California from 1998 to July 2005 and has served as Chief Executive Officer and a Director of the Company since July 2005. Mr. Neher is responsible for leading Wherify's vision, executive team and overall company growth and strategy. Prior to launching Wherify California, Mr. Neher served as the Vice President of Marketing and Sales for CTH Consumer Plastic, Inc. where he worked from 1992 to 1998. From 1988 to 1992, Mr. Neher was Vice President of Operations for Windy City Product Development.

WADE R. FENN has served as a Director of the Company since July 2005. He has over two decades of retail electronics experience. From 1980-2002, he worked at Best Buy Co., Inc. in a number of positions, most recently as President of Entertainment and Strategic Business Development of Best Buy Co., Inc. Mr. Fenn joined Best Buy in 1980. Prior to serving as President of Entertainment and Strategic Business Development, Mr. Fenn held the position of Executive Vice President—Marketing, where he was responsible for all marketing, merchandising, advertising, and inventory teams. After receiving his degree in economics and history from Williams College in 1980, Mr. Fenn joined Best Buy as a sales person and served in various operating roles, including Senior Vice President Retail, Vice President Sales, district manager and store manager. Mr. Fenn currently is the President of Navvo, a start-up company, which is developing several voice applications for the consumer market. Mr. Fenn is also the managing partner of Retail Masters, a consulting company.

JOHN MICEK III has served as a Director of the Company since July 2005. He is Managing Director of Silicon Prairie Partners, LP, a Palo Alto, California-based family-owned venture fund. Before founding Silicon Prairie Partners, Mr. Micek was President of JAL, Inc., a family-owned group of insurance-related companies in Omaha, Nebraska, which markets and services financial products nationwide to financial institutions and credit unions. Mr. Micek is a member of the Boards of several technology-based companies including UTEK (a university technology transfer company) and Enova Systems (enabling technology for fuel cell and distributed power management). He is a cum laude graduate of Santa Clara University, and the University of San Francisco School of Law, where he was Senior Articles Editor of the Law Review. He is a practicing California attorney specializing in financial services.

W. DOUGLAS HAJJAR has served as a Director of the Company since November 2005. Mr. Hajjar served as chairman of Wherify California from 1998 until July 21, 2005. Mr. Hajjar previously served as Chairman of Control Data Corporation and Vice Chairman of Cadence Design Systems, Inc. Mr. Hajjar served as Chairman and CEO of Valid Logic for 5 years, Chairman and CEO of Telesis Systems for 2 years, and CFO and COO of GenRad for 5 years. Mr. Hajjar received a Bachelor Degree from Boston College in 1968.

DANIEL MCKELVEY has served as a director of the Company since August 2006, and had previously served as a director of the Company from March 2004 until July 2005. Mr. McKelvey is a co-founder and Managing Partner of Forté Partners, LLC, a merchant banking firm based in San Francisco that focuses on investments in software, wireless communications, and broadband networking. He serves as a general partner of three partnership funds of the firm. Mr. McKelvey has also been an active entrepreneur, co-founding Forté Capital LLC based in New York, an asset management firm with over $400 million under management providing advisory services to small institutions and high net worth individuals. Mr. McKelvey served nine years as a professional in the Capital Markets Practice for Accenture, formally Andersen Consulting, both in New York and San Francisco. He has extensive expertise in enterprise software, networking, and financial services. Mr. McKelvey was responsible for the strategic planning, development, and implementation of various equity and fixed income portfolio management, investment control, trading, settlement control, and risk management systems. Clients included The Capital Group, Goldman Sachs, and Donaldson Lufkin and Jenrette. Mr. McKelvey holds a B.S. cum laude in mathematics and computer science from the University of New Hampshire.

GERALD PARRICK has served as President of the Company since July 2005. Prior to joining the Company, Mr. Parrick was President of Wherify California from November 29, 2004 to July 2005. Mr. Parrick has more than two decades of experience in the networking and communications industry, most recently as founder, Chairman and CEO of Yipes Communications, Inc. from 1999 to August 2002, and Chairman and Chief Executive Officer of Diamond Lane Communications, Inc. from 1997 to 1999. Yipes Communications, Inc. filed for bankruptcy protection in March 2002. Mr. Parrick holds a BA from California State University Northridge and a Masters in Management Science from Stanford University.

MARK E. GITTER has served as Chief Financial Officer, Treasurer of the Company since February 13, 2006. Mr. Gitter, a certified public accountant, has over 27 years of broad-based domestic and international responsibilities in finance and accounting. Since 2001, Mr. Gitter has acted as an independent contractor to public companies providing senior level support in the areas of strategic and tactical financial operations and planning. In addition, during 2003 and 2004 Mr. Gitter served as Director, Financial Reporting and Budgeting, for Advanced Bionics Corporation. From 1999 to 2001, Mr. Gitter served as Chief Financial Officer of Hyseq, Inc., and prior to that from 1998 to 1999 he served as Director of Finance and Controller for Hyseq, Inc. Mr. Gitter has an MBA in Accounting and Health Care Fiscal Management, and a BS in Biochemistry, from the University of Wisconsin.

CORPORATE GOVERNANCE

The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. In July 2002, Congress passed the Sarbanes-Oxley Act of 2002, which, among other things, establishes, or provides the basis for, a number of new corporate governance standards and disclosure requirements. The Company regularly monitors developments in the area of corporate governance.

Board of Directors

The Board of Directors consists of directors who are elected by the Company's Stockholders, and is the ultimate decision-making body of the Company except with respect to those matters reserved to the Stockholders. The Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. These functions of the Board of Directors are fulfilled by the presence of directors who have a substantive knowledge of the Company's business.

Our board of directors currently consists of the following six members: William B. Scigliano (Co-Chairman), Douglas Hajjar (Co-Chairman), Timothy J. Neher, John Micek III, Wade R. Fenn and Daniel McKelvey. Messrs. Fenn and Micek are independent directors as defined by the applicable American Stock Exchange rules. There are no family relationships among any of our current directors and executive officers.

The number of authorized members of our board of directors is determined by resolution of our board of directors. In accordance with the terms of our amended certificate of incorporation, the number of our board of directors is currently set at six members.

Our amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our board of directors has designated an audit committee and a compensation committee, and may establish other committees as it deems necessary or appropriate.

Meeting Attendance

The Board of Directors met 13 times during the fiscal year ended June 30, 2006. Each director attended at least 75% of the aggregate number of meetings of the Board or its committees upon which he served that were held during the respective periods in which he was a director. While the Company encourages all members of the Board to attend the Annual Meeting, there is no formal policy as to their attendance at each of the Annual Meetings of Stockholders. The Company did hold an Annual Meeting of Stockholders in 2005 and all five members of the Board attended.

Stockholder Communications

Stockholders may communicate in writing with the Chairman of the Board or the non-management members of the Board as a group by mail addressed to the Secretary of the Company at the following address: 2000 Bridge Parkway, Suite 201, Redwood Shores, CA 94065. The Secretary will review all correspondence sent to the attention of the non-management directors and regularly forward to the Board a summary of such correspondence. Copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention will also be forwarded to the Board.

Codes of Ethics

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for our Chief Executive Officer and Senior Financial Officers. Copies of these codes of ethics were filed with the Company's Current Report on Form 8-K as filed with the Securities and Exchange Commission on August 31, 2005. Copies are available on our website and will be provided without charge upon request made to the Company's Secretary at 2000 Bridge Parkway, Suite 201, Redwood Shores, CA 94538.

Committees of the Board of Directors

The Board of Directors has two standing committees: an Audit Committee and the Compensation Committee.

Audit Committee

Our audit committee consists of Messrs. Daniel McKelvey (Chairman) and John Micek III. Mr. Micek is an independent director as defined by applicable SEC rules and the listing standards of the American Stock Exchange and meets the financial literacy requirements of applicable SEC and American Stock Exchange rules. Mr. McKelvey joined the Board on August 19, 2006, meets the financial requirements of applicable SEC and American Stock Exchange rules, and the full Board has not yet determined Mr. McKelvey’s status as the "audit committee financial expert" as defined in Item 401(h) of Regulation S-K. Both our independent auditors and our internal financial personnel will regularly meet privately with and will have unrestricted access to our audit committee. Our audit committee operates pursuant to a written charter that satisfies applicable SEC and American Stock Exchange rules. Our audit committee charter is available on our website.

Our Audit Committee oversees our corporate accounting and financial reporting processes. The functions and responsibilities of our Audit Committee are to, among other things:

•	evaluate our independent auditors' qualifications, independence and performance;

•	determine the engagement of our independent auditors;

•	approve the retention of our independent auditors to perform any proposed, permissible non-audit services;

•	monitor the rotation of partners of the independent auditors on our engagement team as required;

•	review our financial statements;

•	review our critical accounting policies and estimates; and

•	discuss with our management and our independent auditors the results of our annual audit and the review of our quarterly financial statements.

The Audit Committee met six times during fiscal year 2006. The Audit Committee's authority and duties and obligations are more particularly described in the Audit Committee's charter adopted by the Board on August 25, 2005.

Compensation Committee

The members of the Compensation Committee are Messrs. Micek (Chairman), Fenn and McKelvey. The Board has determined that Mr. Micek is independent within the meaning of applicable American Stock Exchange rules. The Compensation Committee of the Board of Directors reviews and recommends to the Board the compensation and benefits of all executive officers of the Company, including the chief executive officer, administers the Company's stock option plan, and establishes and reviews general policies relating to the compensation and benefits of the Company's employees and performs such other functions regarding compensations as the Board may delegate. The Compensation met four times during fiscal year 2006.

Compensation Committee Interlocks and Insider Participation

We are not aware of any interlocks or insider participation required to be disclosed under applicable rules of the Securities and Exchange Commission.

Nominating Committee

The Company does not have a standing nominating committee. Due to the small size of its Board, the Company does not foresee the need to establish a separate nominating committee. The full Board is responsible for evaluating and recommending individuals for election or reelection to the Board, including those recommendations submitted by Stockholders. Currently, the independent directors of the Board (within the meaning of applicable American Stock Exchange rules) are Messrs. Micek and Fenn.

It is the Company's policy that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and have skills and expertise appropriate for the Company and serving the long-term interest of the Company's Stockholders. The Company's process for identifying and evaluating nominees is as follows: (1) in the case of incumbent directors whose terms of office are set to expire, the independent directors review such directors' overall service to the Company during their term, including the number of meetings attended, level or participation, quality of performance, and any related party transactions with the Company during the applicable time period; and (2) in the case of new director candidates, the committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The independent directors meet to discuss and consider such candidates' qualifications, including relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert"). The full Board then selects a candidate for nomination by majority vote. In seeking potential nominees, the Board uses a network of contacts to compile a list of potential candidates, but may also engage, if deemed appropriate, a professional search firm. To date, the Company has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Board rejected a timely director nominee from a Stockholder(s) holding more than 5% of the Company's voting stock.

The Board will consider director candidates recommended by Stockholders provided the Stockholders follow the procedures set forth below and in the Company's bylaws. The Board does not intend to alter the manner in which they evaluate candidates, including the criteria set forth above, based on whether the candidate was recommended by a Stockholder or otherwise.

Stockholders who wish to recommend individuals for election to the Board may do so by submitting a written recommendation to the Board in accordance with the procedures set forth above in this proxy statement under the heading "What is the deadline for submitting Stockholder proposals for the 2007 annual meeting?" For nominees for election to the Board proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures: (1) the nominee's name, age, business address, residence address, principal occupation or employment, the class and number of shares of the Company's capital stock the nominee beneficially owns and any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 and rules and regulations thereunder; and (2) as to the Stockholder proposing such nominee, that Stockholder's name and address, the class and number of shares of the Company's capital stock the Stockholder beneficially owns, a description of all arrangements and understandings between the Stockholder and the nominee or any other person (including their names) pursuant to which the nomination is made, a representation that the Stockholder is a holder of record of the Company's stock entitled to vote at the meeting and that the Stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person named in its notice, and any other information relating to the Stockholder that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act and the rules and regulations thereunder. The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected.

EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

Executive Compensation
The following Summary Compensation Tables shows certain compensation information for each of the Company's chief executive officer and the four other highest paid executive officers (collectively referred to as our  "named executive officers"). Compensation data is shown for the three fiscal years ended June 30, 2006. This information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary(a)	Bonus	Other Annual Compensation	Restricted Stock Awards	Options/ SARs	LTIP Payouts	All Other Compensation

Timothy J. Neher (b)	2006	$188,462	--	--	--	--	--	$175,407(g	)

William B. Scigliano (c)	2006	$142,700	$119,000	--	30,000	--	--	$30,000(h	)
	2005	$142,700	$30,000	--	--	--	--	$30,000(h	)
	2004	$133,967	--	--	--	50,000	--	--

Matthew Neher (d)	2006	$140,172	--	--	--	125,000	--	--

Gerald Parrick (e)	2006	$174,327	--	--	--	--	--	--

Jeff Hoever (f)	2006	$130,038	--	--	--	--	--	--

(a)	Amounts shown include cash compensation earned with respect to the year shown above.

(b)	Mr. Timothy J. Neher began serving as Chief Executive Officer of the Company on July 25, 2005.

(c)
Mr. Scigliano served as Chief Executive Officer of the Company from August 1, 2003 until July 25, 2005. He currently serves as President of the Government Relations division for the Company and Co-Chairman of the Board of Directors.

(d)	Mr. Matthew Neher began serving as Vice President of Business Development of the Company on July 25, 2005.

(e)	Mr. Parrick began serving as President of the Company on July 25, 2005.

(f)	Mr. Hoever began serving as Director of Manufacturing of the Company on July 25, 2005.

(g)	Includes $24,000 automobile allowance and $151,407 of forgiveness of promissory note reported as compensation.

(h)	Includes $30,000 automobile and housing allowance.

Employment Agreements

Employment Agreement with William Scigliano

Effective January 1, 2004, we entered into an employment agreement with Mr. Scigliano. Under the agreement, Mr. Scigliano agreed to serve as our President and Chief Executive Officer at an annual salary of $142,700. In addition, we granted Mr. Scigliano an option to purchase 50,000 shares of our common stock at an exercise price of $6.00 per share. In addition to the compensation described above, we also agreed to award Mr. Scigliano additional cash bonuses in the event we achieved certain milestones as described in the agreement ("Milestone Bonuses"). Mr. Scigliano also receives a housing allowance of $1,500 per month and an automobile allowance of $1,000 per month. Mr. Scigliano is also entitled to participate in any and all employee benefit plans hereafter established for our employees and is entitled to standard expense reimbursements.

On March 2, 2004, the Company and Mr. Scigliano amended his employment agreement, effective upon the closing of the merger. Under Mr. Scigliano's amended employment agreement, we agreed to establish, as soon as practicable after the closing of the merger, a public sector business unit for which Mr. Scigliano will be responsible.

In addition, as long as Mr. Scigliano is employed by us, our board of directors agrees to nominate him to serve as a member of the board of directors and so long as Mr. Scigliano continues to be elected to our board of directors, the board of directors agrees to elect him as chairman of the board.

Mr. Scigliano is entitled to the following severance benefits:

1.  If Mr. Scigliano's employment is terminated as a result of his death or disability, his estate is entitled to receive his monthly salary plus 1/12th of any bonus to which Mr. Scigliano is entitled for a period equal to the greater of one (1) year following such termination or the remainder of the term of the agreement.

2.  If Mr. Scigliano's employment is terminated for Cause (as defined in the agreement), Mr. Scigliano is entitled to receive his salary and any bonus payable through the date of his termination.

3.  If Mr. Scigliano's employment is terminated without Cause, or if Mr. Scigliano terminates his employment for Good Reason (as defined in the agreement), Mr. Scigliano is entitled to receive: (a) all salary and other benefits to which he would be entitled for the remainder of the term of the agreement; plus (b) a lump sum payment at the effective date of termination of an amount equal to all Milestone Bonuses payable under the agreement. Additionally, all stock options granted to Mr. Scigliano, which are unvested as of the termination date, shall fully vest and shall be exercisable for a period of one year after the date of termination.

4.  If Mr. Scigliano's employment is terminated without Cause or if Mr. Scigliano terminates his employment for Good Reason within six months following a Change in Control (as defined in the agreement, which would include the Merger), Mr. Scigliano is entitled to receive: (a) his base salary and other benefits through and including the date of such termination; and (b) an amount equal to (i) three times his base salary at the annual base salary then currently in effect and (ii) three times the total amount of all Milestone Bonuses payable under the agreement. Additionally, all stock options to purchase IQB stock granted to Mr. Scigliano, which are unvested as of such termination, shall automatically vest and shall be exercisable for a period of one year.

On May 19, 2005, the Company and Mr. Scigliano entered into a second amendment to his employment agreement that provided that Mr. Scigliano’s employment agreement terminates on the second anniversary date of the closing of the Merger, unless automatically extended for an additional 24 month period or otherwise terminated as provided in the agreement; provided, however, that if the merger has not been consummated by December 31, 2005, the initial expiration date would be December 31, 2007.

Employment Agreement with Timothy Neher

In November 2002, Wherify California, Inc., a California corporation ("Wherify California") entered into an employment agreement with Timothy Neher pursuant to which Mr. Neher agreed to serve as the President and Chief Executive Officer of Wherify California until November 2007 at an annual base salary of $200,000 (as adjusted pursuant to the agreement). In addition, in November 2002, Wherify California granted Mr. Neher an option to purchase 1,200,525 shares of its common stock at an exercise price of $0.34 per share. In addition to the compensation described above, Wherify California also agreed to award Mr. Neher additional cash bonuses, in the event Wherify California achieved certain milestones as described in the employment agreement. Mr. Neher is also entitled to participate in any and all employee benefit plan hereafter established for Wherify California employees and is entitled to an automobile allowance of $2,000 per month. Wherify has agreed to assume this agreement from Wherify California.

Under the terms of the employment agreement, Mr. Neher is entitled to the following severance benefits:

•
If Mr. Neher's employment is terminated other than for "Cause" (as defined in the agreement), or if he resigns as a result of a "Constructive Termination" then Mr. Neher is entitled, in exchange for a release of all claims, a lump sum severance payment equal to 12 months base salary, as then determined, plus 50% of his prior year's bonus, if any. Additionally, Mr. Neher will receive accelerated vesting with respect to 240,105 shares purchasable upon exercise of the option granted to him by Wherify California.

Employment Agreement with Gerald Parrick

In December 2004, Wherify California entered into an employment agreement with Mr. Parrick. Under this agreement, Mr. Parrick agreed to serve as President and acting VP of Sales and Marketing of Wherify California, at an annual salary of $185,000. In addition, in December 2004, Wherify California granted Mr. Parrick an option to purchase 480,210 shares, at an exercise price of $0.31 per share. One sixteenth of the shares vest after 3 months of employment, and the remainder vest at 1/48th per month over the following four-year period. Under the employment agreement, Mr. Parrick is entitled to a lump sum severance payment equal to four months base salary in the event he is terminated other than for cause, or if he terminates his employment as a result of a constructive termination (as defined in the agreement). Wherify has agreed to assume this agreement from Wherify California.

Consulting Agreement with Douglas Hajjar

Effective January 1, 2004, Wherify California entered into a Consulting Agreement (the "Initial Consulting Agreement") with Douglas Hajjar, which was subsequently assumed by Wherify in connection with the merger of Wherify with Wherify California on July 21, 2005. Under the terms of the Initial Consulting Agreement, Mr. Hajjar acted as a financial advisor to the Company and the Company paid Mr. Hajjar a consulting fee of $10,000 per month.

In accordance with the terms of the Initial Consulting Agreement, in 2004 Wherify California issued to Mr. Hajjar an option to purchase 100,000 shares of Wherify California common stock (equivalent to approximately 481,000 shares of Wherify common stock) at the then fair market value. The options vest ratably on a monthly basis over a 36 month period commencing on the date of the agreement, but cease to vest upon termination of the agreement. All options granted pursuant to the Initial Consulting Agreement vest immediately upon a Change in Control.

The Initial Consulting Agreement also provided that upon a Change of Control during the term of the agreement, or within six months thereafter, in which the acquiring person or entity is introduced to the company by Mr. Hajjar, the company would pay Mr. Hajjar an acquisition fee equal to 2% of the aggregate consideration paid to the company's stockholders in such transaction.

On January 13, 2006, Wherify and Mr. Hajjar entered into a new Consulting Agreement which supersedes and replaces the Initial Consulting Agreement entered into effective January 1, 2004. Under the new Consulting Agreement, Mr. Hajjar continues to be paid a fee of $10,000 per month for his assistance as a financial adviser to the Company and is entitled to reimbursement for out-of-pocket costs and indemnification for damages arising out of his services. However, he is no longer entitled to a fee in connection with a Change in Control transaction. The agreement is terminable by either party on 30 days' notice.

Also on January 13, 2006, Wherify entered into a letter agreement with Mr. Hajjar setting forth certain terms of his services as a Director and Co-Chairman. Under this agreement, Mr. Hajjar agreed to direct and coordinate the Board’s oversight of the business and operations of the Company and the activities and performance of senior management, and to assist senior management in developing strategic plans for the Company and with fund raising and financing activities. Pursuant to the agreement, on January 13, 2006 the Company granted to Mr. Hajjar an option to purchase 125,000 shares of common stock at an exercise price equal to the closing sales price on that date. The option vests in equal monthly increments over four years so long as Mr. Hajjar remains on the Board. The agreement further provides that for each additional year Mr. Hajjar serves on the Board he will receive an additional option for 12,500 shares of common stock with an exercise price equal to the closing sales price on the grant date and which vests ratably monthly over 12 months. Mr. Hajjar is also entitled under this agreement to a cash payment of $5,000 per month during which he serves on the Board.

Employment Agreement with Mark E. Gitter

In February 2006, Wherify entered into an employment agreement with Mr. Gitter. Under this agreement, Mr. Gitter agreed to serve as Chief Financial Officer of Wherify at an annual salary of $175,000 per year, subject to periodic review and adjustment. In addition, senior management will recommend that the Board of Directors grant Mr. Gitter an option to purchase up to 260,000 shares of the Company's Common Stock. The option will be exercisable for a period of 10 years and will vest in accordance with the following schedule: (a) 25% of the total number of shares purchasable upon exercise of the option will vest after 12 months of continuous employment and (b) an additional 1/48 of the option shares will vest at the close of each month during the remaining term of the option. In the event that Mr. Gitter is terminated by the Company without Cause or resigns as a result of a Constructive Termination, he is entitled to a severance payment equal to three months of his base salary, but only if such termination occurs subsequent to Mr. Gitter having received a satisfactory performance review, and health care coverage during the severance period.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The table below set forth information pertaining to stock options granted to the named executive officers during the fiscal year ended June 30, 2006. No SARs of any kind were granted.

Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date
Matthew Neher (1)	125,000	5%	$1.65	9/21/2009

(1)	One quarter of the shares vest after 12 months of employment, and the remainder vest at 1/48th per month over the following four-year period.

OPTION EXERCISES/VALUE OF UNEXERCISED OPTIONS

During the fiscal year ended June 30, 2006, no stock options were exercised by any named executive officers. As of June 30, 2006, Wherify had not granted any SARs of any kind. The table below sets forth information pertaining to the value of unexercised stock options held by the named executive officers as of June 30, 2006.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

			Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy J. Neher	--	--	1,543,279(2)	--	$586,446	---
Gerald Parrick	--	--	192,751	287,459	$79,028	$117,858
Matthew Neher	--	--	91,708	100,521	$27,563	$11,813
Jeff Hoover	--	--	36,591	73,181	$15,002	$30,004
William B. Scigliano	--	--	264,323	110,677	$--	--

(1)	Based on the June 30, 2006 closing price of Wherify common stock of $0.72 share.

(2)	Includes 233811 shares of common stock subject to a right of repurchase in favor of Wherify as of June 30, 2006.

Equity Compensation Plan Information

The following table provides information as of June 30, 2006 with respect to our compensation plans (including individual compensation arrangements), under which securities are authorized for issuance aggregated as to (i) compensation plans previously approved by Stockholders, and (ii) compensation plans not previously approved by Stockholders.

EQUITY COMPENSATION PLAN INFORMATION

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
PLAN CATEGORY	(A)	(B)	(C)

Equity compensation plans approved by security holders	6,221,160(1)	$0.95	1,803,936 (2)

Equity compensation plans not approved by security holders	--	--	--

TOTAL	6,221,160	$0.95	1,803,936

(1)
Of these securities, 2,446,567 options, 325,000 options and 3,449,593 options were issued and outstanding as of June 30, 2006 pursuant to the 2004 Stock Plan, the 2001 Stock Plan and the 1999 Stock Option Plan, respectively.

(2)
Of these securities, 1,553,433 options, 0 options, and 250,503 options were available for issuance as of June 30, 2006 pursuant to the 2004 Stock Plan, the 2001 Stock Plan and the 1999 stock Option Plan, respectively.

SUMMARY OF EQUITY COMPENSATION PLANS

Equity-Based Compensation

Employee Stock Option Plans

2004 Stock Plan

Wherify's Board administers the 2004 Stock Plan ("2004 Plan"), which was adopted by the Stockholders effective July 21, 2005. The 2004 Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock, and other stock based awards as determined by the administrator to be appropriate to employees, directors (including employee directors) and consultants. The administrator is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value in the case of an optionee who owns more than 10% of the total combined voting power of all classes of the Company's capital stock). Options may not be exercised more than ten years after the date of grant (five years in the case of 10% Stockholders). Upon termination of employment for any reason other than death or disability, each option may be exercised for a period of 90 days, to the extent it is exercisable on the date of termination unless otherwise provided in the award agreement. In the case of a termination due to death or disability, an option will remain exercisable for a period of one year, to the extent it is exercisable on the date of termination. The Board has authorized up to an aggregate of 4,000,000 shares of Common Stock for issuance under the 2004 Plan. As of June 30, 2006, there are 2,446,567 options have been granted and are outstanding under the 2004 Plan of which 347,739 are vested.

2001 Stock Plan

Wherify's Board administers the 2001 Stock Plan ("2001 Plan"), which was adopted by the Stockholders effective July 26, 2001. The 2001 Plan provides for the grant of incentive stock options, non-statutory stock options andrestricted stock to employees, directors (including employee directors) and consultants. The administrator is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. The Board has authorized up to an aggregate of 2,000,000 shares of Common Stock for issuance under the 2001 Plan. As of June 30, 2006, there are 325,000 options have been granted and are outstanding under the 2001 Plan of which 312,847 are vested.

1999 Stock Option Plan

Wherify's Board administers the 1999 Stock Option Plan, as amended and restated ("1999 Plan"), which was originally approved on June 1, 1999 by Wherify Wireless, Inc. (a California corporation) and subsequently amended and restated and assumed by Wherify pursuant to an Agreement and Plan of Merger dated April 14, 2004. The 1999 Plan provides for the grant of incentive stock options and non-statutory stock options to employees, directors (including employee directors) and consultants. The administrator is authorized to determine the terms of each option granted under the plan, including the number of shares, exercise price, term and exercisability. On July 25, 2005, the date of the merger of Wherify, Wherify Acquisition, Inc. (a wholly-owned subsidiary of Wherify), and Wherify Wireless, Inc. (a California corporation), the number of shares underlying options granted under the Wherify Wireless, Inc.’s (a California corporation) amended and restated 1999 Plan were assumed by Wherify and multiplied by the 4.8021 merger exchange ratio and wherein existing vesting schedules were maintained. As a result on July 25, 2005, upon application of the merger exchange ratio, there was a total of 3,977,731 options outstanding under the 1999 Plan. As of June 30, 2006, there are 3,449,593 options have been granted and remain outstanding under the 1999 Plan of which 2,299,513 are vested.

2005 Consultant Compensation Plan

The 2005 Consultant Compensation Plan ("Consultant Plan") provides for the award of unconditional or conditional shares to consultants of the Company. The Consultant Plan is administered by the Board. The administrator is authorized to determine the terms of each award granted under the plan. The Board has authorized up to an aggregate of 250,000 shares of Common Stock for issuance under the Consultant Plan. As of June 30, 2006, all shares have been awarded under the Consultant Plan.

Policy with Respect to $1 Million Deduction Limit

It is the Company's policy, where practical, to avail itself of all proper deductions under the Internal Revenue Code. Amendments to the Internal Revenue in 1993, limit, in certain circumstances, the deductibility of compensation in excess of $1 million paid to each of the five highest paid executives in one year. The total compensation of the executive officers did not exceed this deduction limitation in fiscal year 2006 or 2005.

Compensation of Directors

Upon appointment and their acceptance to serve on our Board, each new non-employee director is issued a non-statutory stock option (the “Option”) pursuant to the Company’s stock option plan to purchase 50,000 shares of Common Stock of the Company (“Shares”) at a purchase price equal to the current fair market value of such Shares as determined by the Board. The Option vests in equal monthly increments over four years so long as the non-employee director remains a member of the Board. Upon serving on the Board for one year and upon being appointed for another term, the non-employee director will receive additional options for 10,000 Shares which will vest ratably over 12 months. The non-employee director will receive additional options for 10,000 Shares for each one year term of service with the Board thereafter.

In addition to the equity compensation described above, we pay each of our non-employee directors $3,000 per calendar quarter in which they serve on the Board plus an additional $2,000 per meeting for each of the first five meetings per year and $500 per scheduled monthly teleconference meeting they attend. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board or committees thereof.

On January 13, 2006, Wherify entered into a letter agreement with Mr. Hajjar setting forth certain terms of his services as a Director and Co-Chairman. Under this agreement, Mr. Hajjar agreed to direct and coordinate the Board’s oversight of the business and operations of the Company and the activities and performance of senior management, and to assist senior management in developing strategic plans for the Company and with fund raising and financing activities. Pursuant to the agreement, on January 13, 2006 the Company granted to Mr. Hajjar an option to purchase 125,000 shares of common stock at an exercise price equal to the closing sales price on that date. The option vests in equal monthly increments over four years so long as Mr. Hajjar remains on the Board. The agreement further provides that for each additional year Mr. Hajjar serves on the Board he will receive an additional option for 12,500 shares of common stock with an exercise price equal to the closing sales price on the grant date and which vests ratably monthly over 12 months. Mr. Hajjar is also entitled under this agreement to a cash payment of $5,000 per month during which he serves on the Board.

COMPENSATION COMMITTEE REPORT OF THE BOARD OF DIRECTORS

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist Stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Compensation Committee is responsible for establishing and administering the Company's executive compensation program.

The Committee is responsible for reviewing the compensation and benefits for the Company's executive officers, as well as supervising and making recommendations to the Board on compensation matters generally. The Committee also administers the Company's stock option and makes grants to executive officers and other employees, contractors and service providers under the Company's 2004 Stock Plan.

Board Compensation Committee Report on Executive Compensation

The following is provided to stockholders by the members of the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors (the “Compensation Committee”), comprised of three outside directors, Messrs. Micek (Chairman), Fenn and McKelvey, is responsible for the administration of our compensation programs. These include establishing base salary for executive officers and both annual and long-term incentive compensation programs for all employees. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

Compensation Philosophy: Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for us;

•	Align the financial interests of executives and stockholders through equity-based plans;

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program: The Compensation Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all of our officers and establishes and reviews general policies relating to compensation and benefits of our employees. The Compensation Committee is also responsible for the administration of our stock option plans. There are three major components to our executive compensation: base salary, incentive bonuses and long-term incentives in the form of stock options.

1. Base Salary. In setting compensation levels for executive officers, the Compensation Committee reviews competitive information relating to compensation levels for comparable positions at wireless devices companies and within the telecommunications industry. In addition, the Compensation Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

2. Incentive Bonuses. The incentive bonus program provides a variable compensation opportunity for the executive officers. A pay out, if any, is based on a combination of corporate financial performance and individual officer performance relative to achievement of pre-established specified strategic objectives (e.g., new product development milestones, marketing/sales results, productivity enhancements and regulatory applications and approvals).

3. Long-Term Incentives. The long-term performance-based compensation of executive officers and other employees takes the form of stock option awards under our stock option plans. The Compensation Committee believes that the equity-based compensation ensures that our executive officers and other employees have a continuing stake in our long-term success. All options granted by us have been granted with an exercise price equal to the fair market value of our common stock on the date of grant. Options granted since July 25, 2005 become exercisable at the rate of 25% of the shares at the end of first year following the date of vesting commencement and then ratably at 1/48th per month such that, subject to the employee’s or independent contractor’s continuous relationship with us, the option is fully exercisable four years from the grant’s date of vesting commencement. Options granted as bonuses may vest over a shorter period if so determined by the Compensation Committee. Options granted are subject to the employee’s or independent contractor’s continuous relationship with us. We have not issued any stock appreciation rights (SARs), stock purchase rights, long-term performance awards in stock to any Named Executive Officer or any other person under our stock option plans.

On December 29, 2005, in an Action By Written Consent of the Compensation Committee of Wherify Wireless, Inc, Messrs. Micek and Brown, constituting all member of the committee, adopted a resolution whereby the exercise price of options for the purchase of the Company’s Common Stock originally granted on September 21, 2005 to certain employees and to all the independent directors of the board, including Messrs, Micek, Brown and Fenn with 50,000 non-statutory options each that were so affected, was repriced down to the current market price of $1.65 per share as of the close of business on that day from the original exercise price of $3.65 per share, to align such options with the current market value of the Company’s Common Stock.

Fiscal 2006 Compensation for the Chief Executive Officer

In determining the salary of Timothy J. Neher for fiscal 2006, the Compensation Committee considered competitive compensation data for the presidents and chief executive officers of similar companies within the wireless devices companies and within the telecommunications industry, taking into consideration Mr. Neher’s experience and knowledge. Based on our plan for specified goals, the Compensation Committee determined that Mr. Neher’s fiscal 2006 salary should be $200,000 effective July 25, 2005 and a cash bonus could be earned of up to [ ?? %] of his base salary. Mr. Neher did not receive any bonus payments in 2006. During fiscal 2006 the Company did forgive an outstanding loan plus accumulated interest to Mr. Neher of approximately $151,000 that had previously been written-off by Wherify California, Inc. This amount will be reported as income to Mr. Neher.

Mr. Neher’s base salary at the end of 2006 was below the 50th percentile of the comparative market data. It is our policy to review executive base salaries in relation to comparable positions in comparable companies. The Committee believes that base salaries should remain competitive with those in the industry taking into account the total compensation package of base salary and incentives.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

In 1993, Section 162(m) was added to the United Stated Internal Revenue Code of 1986, as amended. Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received compensation in excess of this limit during fiscal 2006.

Respectfully submitted,
Wade Fenn
Daniel McKelvey

AUDIT COMMITTEE REPORT TO STOCKHOLDERS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report by reference therein.

September [11], 2006

The audit committee of our Board of Directors (the “Audit Committee”) consists of two non-employee directors, McKelvey and Micek. Mr. Micek has been determined to be independent under the listing standards of the AMEX Stock Market. The Board has adopted a written charter for the Audit Committee. This charter was amended and restated in August 2005 in response to new regulatory requirements, including the Sarbanes-Oxley Act and related rules and regulations proposed or issued by the SEC. A copy of the charter is attached as Appendix A to this Proxy Statement. Among its other functions, the Audit Committee appoints our independent accountants.

In accordance with its charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and issuing a report thereon. The Committee reviews and oversees these processes, including oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s independent auditors’ qualifications and independence, (iii) the performance of the Company’s independent auditors and the Company’s internal audit function and (iv) the Company’s compliance with legal and regulatory requirements.

In this context, the Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors.

In discharging its duties, the Audit Committee, in a concurrent meeting of the Board of Directors attended by a majority of the directors, reviewed and discussed with management of the Company and Malone & Bailey, PC, the independent auditing firm of the Company, the audited financial statements of the Company for the fiscal year ended June 30, 2006 ("Audited Financial Statements").

The Audit Committee, together with a majority of the directors, discussed with Malone & Bailey, PC the matters required by Codification of Statements on Auditing Standards No. 61, Communication with Audit Committees, as amended.

The Audit Committee, together with a majority of the directors, received and reviewed the written disclosures and the letter from Malone & Bailey, PC required by Independence Standards Board Standard No. 1, Independence with Audit Committees, and discussed with that firm its independence from the Company.

The Audit Committee, together with a majority of the directors, considered the compatibility of non-audit services with the auditors' independence and have discussed with the independent auditors their independence.

Based on the foregoing review and discussions and a review of the report of Malone & Bailey, PC with respect to the audited financial statements, and relying thereon, the Audit Committee recommended to the Company's Board of Directors (and the Board approved) the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, for filing with the SEC.

THE AUDIT COMMITTEE

Daniel McKelvey, Chairman

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on information provided to Wherify, Wherify believes that during the last fiscal year, the following reports required by Section 16(a) of the Exchange Act to be filed by its Directors and executive officers were not timely filed: John Micek was late reporting one transaction on a Form 4 and Wade Fenn was late reporting one transaction on Form 4. Reggie Brown, formerly a director of the Company, was late reporting one transaction on a Form 4. Mark Gitter was late reporting one transaction on Form 3.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2003 Wherify entered into a consulting agreement with Daniel McKelvey. This agreement was terminated in July 2005. Under the agreement Mr. McKelvey provided advice regarding financial management and business planning; identifying, evaluating, negotiating and securing sources of funding and merger and acquisition prospects; and other matters upon request. Under the agreement, Mr. McKelvey received $10,000 per month in cash or shares of Wherify common stock and a warrant for 50,000 shares of common stock with a purchase price of $2.00 per share, which vested over a one-year period. In addition, the agreement provided that in the event Wherify raised additional financing and Mr. McKelvey provided the only investment banking services with respect to the financing, Mr. McKelvey would be entitled to cash compensation equal to 6% of the funds raised and a warrant for Wherify common stock equal to 10% of the funds raised. If investment-banking services from other sources were used as well, the agreement provided that Mr. McKelvey would be entitled to a cash payment of $100,000. In August 2004, Wherify and Mr. McKelvey entered into the Consulting Agreement Addendum, pursuant to which the parties agreed to extend the consulting agreement for an additional 6 months, through January 31, 2005, on the same terms and conditions as the original consulting agreement except that Wherify agreed to issue Mr. McKelvey a warrant to purchase 25,000 shares with an exercise price of $3.00. Fifty percent of the shares issuable upon exercise of the warrant vested on the first day of each quarter beginning August 1, 2004. The warrant is exercisable any time before July 31, 2009 in cash or pursuant to a cashless exercise provision. This warrant is fully vested. Upon completion of the financing completed in January 2005, Wherify paid Mr. McKelvey $100,000. On August 25, 2005 the company approved payment of $25,000 in cash and 50,000 shares of common stock as compensation in full for services rendered in connection with the successful closing of the merger of the company with Wherify California, Inc.

On January 11, 2005, Forte Capital Partners, LLC, of which Daniel McKelvey is a managing partner, purchased $25,000 of convertible debentures. The convertible debentures bore interest at an annual rate of 5%. The debentures were converted into shares of Wherify's common stock at the conversion price of $2.00 per share upon the effectiveness of the registration statement registering such shares. In connection with the sale of the convertible debentures, Wherify issued to Forte Capital Partners, LLC warrants to purchase 6,250 shares of its common stock for an exercise price of $2.70 per share. All of these warrants have been exercised. On January 24, 2005, Wherify extended the due date on another convertible debenture which was issued to Forte Capital Partners, LLC in 2003 from March 31, 2005 to June 30, 2005. The face value of the debenture was $300,000. This debenture and its accrued interest were converted into 454,547 shares of common stock in May 2005.

In May and June 2004, Wherify issued a $50,000 short-term note to Greg J. Micek, a former member of Wherify's board of directors and brother of one of our current directors, John Micek III. The notes bore interest at the annual rate of 6% and were due July 31, 2004. In July 2004, Mr. Micek assigned his note to a third party.

On January 12, 2005, Wherify issued bonuses to Greg Micek, a former member of its board of directors and brother of current director John Micek III, and to Mike Walsh, its former Chief Financial Officer. Mr. Micek received a cash payment of $50,000 and 10,416 restricted shares of Wherify common stock and Mr. Walsh received 20,833 restricted shares of Wherify common stock.

In July 2005, Wherify paid cash bonuses to William Scigliano for reaching bonus milestones in his employment agreement for financing, completion of the merger and relocation of the company totaling $45,000. He also received a bonus of $50,000 cash and 30,000 restricted shares as an added bonus for completion of the merger.

On July 25, 2005 we employed Mr. William Hajjar as our Director of Enterprise Sales. He held this position in Wherify California since May 2003. On November 15, 2005 Mr. W. Douglas Hajjar was appointed to the Board of Directors and further was appointed to serve as the co-Chairman of the Board of Directors. William Hajjar is the son of our co-Chairman Mr. W. Douglas Hajjar. In Fiscal 2006, Mr. William Hajjar was compensated $113,077 and was awarded 60,000 options under our 2004 Stock Plan.

On July 25, 2005 we employed Mr. Matthew Neher as our Vice President of Business Development. He held this position in Wherify California since May 1999. Mr. Matthew Neher is the brother of our Director and Chief Executive Officer Mr. Timothy J. Neher. In Fiscal 2006, Mr. Matthew Neher was compensated $140,626 and was awarded 125,000 options under our 2004 Stock Plan.

On January 13, 2006, Wherify and Mr. W. Douglas Hajjar entered into a new Consulting Agreement which supersedes and replaces the Consulting Agreement entered into effective January 1, 2004. Under the new Consulting Agreement, Mr. Hajjar continues to be paid a fee of $10,000 per month for his assistance as a financial adviser to the Company and is entitled to reimbursement for out-of-pocket costs and indemnification for damages arising out of his services. However, he is no longer entitled to a fee in connection with a Change in Control transaction. The agreement is terminable by either party on 30 days’ notice.

Also on January 13, 2006, Wherify entered into a letter agreement with Mr. W. Douglas Hajjar setting forth certain terms of his services as a Director and Co-Chairman. Under this agreement, Mr. Hajjar agreed to direct and coordinate the Board’s oversight of the business and operations of the Company and the activities and performance of senior management, and to assist senior management in developing strategic plans for the Company and with fund raising and financing activities. Pursuant to the agreement, on January 13, 2006 the Company granted to Mr. Hajjar an option to purchase 125,000 shares of common stock at an exercise price equal to the closing sales price on that date. The option vests in equal monthly increments over four years so long as Mr. Hajjar remains on the Board. The agreement further provides that for each additional year Mr. Hajjar serves on the Board, he will receive an additional option for 12,500 shares of common stock with an exercise price equal to the closing sales price on the grant date and which vests ratably monthly over 12 months. Mr. Hajjar is also entitled under this agreement to a cash payment of $5,000 per month during which he serves on the Board.

As previously reported, in July 1999 Wherify California loaned Timothy Neher $100,000. In accordance with the terms of the related promissory note, Mr. Neher was required to repay the entire principal balance of this loan, plus interest at 3.0% per annum, on July 18, 2009. Also as previously reported, in April 2000 Wherify California loaned Mr. Neher $26,170. In accordance with the terms of the related promissory note, Mr. Neher was required to repay the entire principal balance of this loan, plus accrued interest at 3.0% per annum, on April 10, 2009. During June 2004, Wherify California wrote off both these loans. On May 11, 2006 Wherify’s Board of Directors reached an understanding to formally forgive these loans. The aggregate amount forgiven (approximately $151,000) will be reported as compensation paid to Mr. Neher.

Conflict of Interest Policy

We believe that all transactions with affiliates described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Our policy is to require that a majority of the independent and disinterested non-employee directors on the Board approve all transactions between Wherify and its officers, directors, principal Stockholders and their affiliates. Such transactions will continue to be on terms no less favorable to us than we could obtain from unaffiliated third parties.

All transactions between us and our officers, directors, principal Stockholders and their affiliates will be approved by a majority of the Board, including a majority of the independent and disinterested non-employee directors, or, if required by law, a majority of disinterested Stockholders and will continue to be on terms no less favorable to us than could be obtained from unaffiliated third parties.

AUDITOR INDEPENDENCE

Fees to Independent Auditors for Fiscal 2006 and 2005

The following table shows the fees billed to the Company for the audit and other services provided by Malone & Bailey, PC for fiscal 2006 and 2005.

	Fiscal 2006	Fiscal 2005
Audit fees (1)	$148,000	$115,000
Audit-related fees	$0	$0
Tax fees	$0	$0
All other fees	$0	$0

1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

All audit related services, tax services and other services are and were pre-approved by the Company's Board of Directors and/or the Audit Committee, which concluded that the provision of such services by Malone & Bailey, PC was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

PROPOSAL 2 - CERTIFICATE AMENDMENT

The Board of Directors has proposed the Certificate Amendment, a copy of which is attached hereto as Appendix B, which amends the Certificate of Incorporation of the Company for the purpose of increasing the number of authorized shares of Common Stock of the Company from 100 million shares to 200 million shares. If the Certificate Amendment is approved at the Annual Meeting, the Company intends to promptly sign the Certificate Amendment and file the same with the Delaware Secretary of State.

Effect of Certificate Amendment

The effect of the proposed Certificate Amendment is to increase the number of shares of Common Stock the Company is authorized to issue from 100 million shares to 200 million shares. The Certificate Amendment does not otherwise modify the rights and preferences of any class or series of authorized capital stock. Under the Certificate of Incorporation, the Company is presently authorized to issue 100 million shares of Common Stock, $.01 par value, and 10 million shares of Preferred Stock, $.01 par value. Of the authorized shares of Common Stock, 59,114,013 shares were issued and outstanding as of August 18, 2006. An additional 28.2 million shares are subject to outstanding options or warrants and up to 20 million shares are issuable upon conversion of the convertible debentures. This results in an inadequate number of shares of Common Stock available for issuance. If the Certificate Amendment is approved, the number of shares of Common Stock available for issuance will increase to 92.7 million shares.

Of the authorized shares of Preferred Stock none are outstanding. No shares of Preferred Stock are subject to any outstanding options or warrants or reserved for any specific purpose. The Certificate Amendment will not affect the number of shares of Preferred Stock available for issuance.

Each time additional shares of Common Stock are issued, the voting rights, dividend rights and other rights of each previously issued share of Common Stock are reduced proportionately. If the Certificate Amendment is approved, the current holders of the Common Stock and Preferred Stock may experience dilution as additional shares of Common Stock are issued in the future.

Reasons for Certificate Amendment

The Board of Directors has approved the Certificate Amendment, and is recommending it for approval by the stockholders, because the Board of Directors is concerned that the number of shares of Common Stock currently available for issuance may prove insufficient for capital raising, acquisitions, and other opportunities that may arise during the next few years. The Company is launching its new product and expects to require additional capital in order to attain profitability. The Company is exploring acquisition possibilities with various companies and expects that any acquisition by the Company would primarily involve the issuance of Common Stock to the acquired company or its shareholders.

The Company is also exploring various strategic alliances, additions to its product lines or other opportunities to expand its business and revenue basis. Many of these opportunities may require an upfront investment by the Company in the form of a cash investment or in the form of a significant software development project, an expansion of the Company's facilities or purchase of capital equipment or the hiring and training of a large number of employees in a short period of time. In any such case, the Company may need to raise a significant amount of capital, which would most likely involve the shares of Common Stock and/or securities exercisable for or convertible into Common Stock.

The purpose of the Certificate Amendment is to ensure that a sufficient number of shares of Common Stock are available for the above described, and other possible, transactions during the next few years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CERTIFICATE AMENDMENT.

PROPOSAL 3 - 2004 STOCK PLAN AMENDMENT

The Board of Directors has proposed the 2004 Stock Plan Amendment, a copy of which is attached hereto as Appendix C, which amends the 2004 Stock Plan of the Company for the purpose of increasing the number of authorized shares of Common Stock of the plan from four (4) million shares to ten (10) million shares. If the 2004 Stock Plan Amendment is approved at the Annual Meeting, the Company intends to promptly sign the 2004 Stock Plan Amendment and file the same with the Delaware Secretary of State.

Effect of Certificate Amendment

The effect of the proposed 2004 Stock Plan Amendment is to increase the number of shares of Common Stock the Company is authorized to issue under the plan from 4 million shares to 10 million shares. The 2004 Stock Plan Amendment does not otherwise modify the rights and preferences of any class or series of authorized capital stock. Under the 2004 Stock Plan Amendment, the Company is presently authorized to issue an aggregate of four (4) million shares of Common Stock, $.01 par value per share for the purposes of stock option awards, restricted and unrestricted stock grants and awards and compensation to service providers. Of the authorized shares of Common Stock under the 2004 Stock Plan Amendment, 2,482,567 shares were issued and outstanding as of August 18, 2006. An additional 3,774,593 shares are subject to outstanding options under the Company’s 1999 Stock Option Plan, of which 3,774,593 shares are outstanding and none are available for further grant. If the 2004 Stock Plan Amendment is approved, the aggregate number of shares of Common Stock available for issuance under the 2004 Stock Plan as of September 28, 2006, will increase to ten (10) million shares.

Each time additional shares of Common Stock are issued under the 2004 Stock Plan, the voting rights, dividend rights and other rights of each previously issued share of Common Stock are reduced. If the 2004 Stock Plan Amendment is approved, the current holders of the Common Stock may experience dilution as additional shares of Common Stock are issued and exercised under the plan in the future.

Reasons for 2004 Stock Plan Amendment

The Board of Directors has approved the 2004 Stock Plan Amendment, and is recommending it for approval by the stockholders, because the Board of Directors is concerned that the number of available options for shares of Common Stock currently available for issuance may prove insufficient for the purposes of attracting and retaining qualified employees, consultants and contractors during the next few years. The Company is launching its new product and expects to experience significant staffing growth during this period. Additionally, the company operates in a highly competitive skilled labor market where equity awards to employees continue to be an important ongoing compensation and motivational tool. Additionally, opportunities may arise during the course of business where stock based compensation to selected suppliers of goods and services may be in the best interests of the Company.

The purpose of the 2004 Stock Plan Amendment is to ensure that a sufficient number of option award shares of Common Stock are available for the above described, and other possible, transactions during the next few years.

The Company is unable to determine the future awards that will be granted under the 2004 Stock Plan if the proposed amendment is approved by shareholders. The following table sets forth information with respect to past grants of stock options and restricted stock outstanding under the 2004 Stock Plan in the last fiscal year to (i) the Company’s Chief Executive Officer, (ii) the Company’s four most highly compensated individuals, (iii) all current executive officers as a group, (iv) all current directors who are not executive officers as a group, (iv) all current directors who are not executive officers as a group, and (v) all employees including officers who are not executive officers as a group”

	Outstanding Grants
Name and Position	Options	Restricted Stock
Timothy J. Neher, Chief Executive Office rand Director	--	--
William B. Scigliano, President of Government Division and co-Chairman	125,000	30,000
Matthew Neher, Vice President Business Development	125,000	--
Jerry Parrick, President	--	--
Jeff Hoever, Director of Manufacturing	--	--
* Current Executive Officers Group	385,000	30,000
* Current Non-Executive Officers Director Group	225,000	--
* Current Non-Executive Officers Other Employees Group	1,872,567	--

For Federal Income Tax purposes, the grant to an optionee of a non-incentive option generally will not constitute a taxable event to the optionee or to the Company. Similarly, for Federal Income Tax purposes, in general, neither the grant nor the exercise of an incentive option will constitute a taxable event to the optionee or to the Company, assuming the incentive option qualifies as an “Incentive Stock Option” under Internal Revenue Code Section 422.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE 2004 STOCK PLAN AMENDMENT.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Malone & Bailey, PC, independent auditors, to audit the financial statements of the Company for the fiscal year ended June 30, 2007. Malone & Bailey, PC has audited the Company's financial statements since fiscal 1998. Representatives of Malone & Bailey, PC are not expected to be present nor to participate at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy on this proposal is required to ratify the appointment of the independent auditors.

Each share of Common Stock shall be entitled to one vote.

Stockholder ratification of the selection of Malone & Bailey, PC is not required by the Company's bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection to the Stockholders for ratification as a matter of good corporate practice. In the event the Stockholders fail to ratify the appointment, it will be considered as a direction to the Audit Committee to select another independent accounting firm. It is understood that even if the selection is ratified, the Audit Committee at its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and its Stockholders.

THE AUDIT COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2007, proposals that stockholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 2000 Bridge Parkway, Suite 201, Redwood Shores, CA, 94065 no later than July 12, 2007. Any stockholder proposal also must be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder Pursuant to rules adopted by the SEC, if a stockholder intends to propose any matter for a vote at the Company's annual meeting of stockholders to be held in the 2007 calendar year, but fails to notify the Company of such intention prior to July 12, 2007, then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

INFORMATION INCORPORATED BY REFERENCE

The Company is delivering with this Proxy Statement of a copy of the Company's Annual Report on Form 10-KSB (the "Form 10-KSB") for the fiscal year ended June 30, 2006. The information set forth in "Item 6. Management's Discussion and Analysis" and "Item 7. Financial Statements" of the Form 10-KSB are incorporated into this Proxy Statement by reference.

ADDITIONAL INFORMATION

The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Form 10-KSB, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested and payment is made for actual reproduction costs of such exhibits), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to the Company’s Secretary at: 2000 Bridge Parkway, Suite 201, Redwood Shores, CA 94065, phone number: 650-551-5246, facsimile number: 650-551-5225.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

THE COMPANY FILED ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2006 WITH THE SECURITIES EXCHANGE COMMISSION ON [SEPTEMBER __, 2006]. A COPY OF THE REPORT, INCLUDING ANY FINANCIAL STATEMENTS AND SCHEDULES, AND A LIST DESCRIBING ANY EXHIBITS NOT CONTAINED THEREIN, MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER. THE EXHIBITS ARE AVAILABLE UPON PAYMENT OF CHARGES WHICH APPROXIMATE THE COMPANY'S COST OF REPRODUCTION OF THE EXHIBITS. REQUESTS FOR COPIES OF THE REPORT SHOULD BE SENT TO THE OFFICE OF THE CORPORATE SECRETARY AT THE MAILING ADDRESS OF THE COMPANY LISTED ON PAGE ONE OF THIS PROXY STATEMENT.

For the Board of Directors

/S/ William B. Scigliano
Secretary
Dated: September 15, 2006

APPENDIX A

WHERIFY WIRELESS, INC.

AUDIT COMMITTEE CHARTER

I.	PURPOSE

The function of the Audit Committee of the Board of Directors of Wherify Wireless, Inc. is to provide assistance to Wherify directors in their oversight of: (a) the integrity of Wherify's financial statements; (b) the accounting and financial reporting processes and the audits of Wherify's financial statements; (c) Wherify's compliance with legal and regulatory requirements; (d) the independent auditors' qualifications and independence; and (e) the performance of Wherify's internal audit function and independent auditors. In doing so, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the management of Wherify.

II.	MEMBERSHIP AND ORGANIZATION

The Audit Committee is a committee of the Board of Directors. Subject to exceptions set forth in the American Stock Exchange ("AMEX") Company Guide, the Audit Committee shall be composed of at least three Directors determined by the Board of Directors to meet the independence and financial literacy requirements of the AMEX and applicable federal law. Appointment to the Committee and the designation of Committee members as "financial experts" shall be made on an annual basis by the full Board.

The Board shall appoint the members of the Committee to serve until their successors have been duly designated. Members of the Committee may be removed by the Board of Directors for any reason and at any time. Vacancies on the Committee shall be filled by vote of the Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

III.	RESPONSIBILITIES

In furtherance of its purpose, the Audit Committee shall have the following authority and responsibilities:

▪
Be solely responsible for the appointment, compensation, evaluation, retention and oversight of the work of independent auditors engaged (including the resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Wherify. The independent auditors shall report directly to the Audit Committee, as representatives of the shareholders of Wherify.

▪	Review and reassess the adequacy of the Committee's charter at least annually and recommend any proposed changes to the Board for approval.

▪
Review the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the disclosure in Management's Discussion and Analysis of Financial Condition and Results of Operations, and major issues regarding accounting principles and disclosures.

▪	Obtain and review a formal written statement from the independent auditors describing all relationship or services that may impact the objectivity and independence of the independent auditors.

▪
Obtain written confirmation on at least an annual basis from the independent auditors assuring the auditors' independence; discuss such reports with the independent auditors, and if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the independent auditors.

▪
Review with the independent auditors the auditors' judgments about the quality, not just the acceptability, of Wherify's accounting principles and underlying estimates, and such matters as are required to be discussed with the Committee under generally accepted accounting standards.

▪
Pre-approve all audit and non-audit engagements or services (with exceptions provided for de minimus amounts under certain circumstances as described by law) to be provided by the independent auditors. The Committee may delegate to one or more Committee members the authority to pre-approve non-audit services between regularly scheduled meetings provided that such approval is reported to the full Committee at the next Committee meeting.

▪
Review and discuss with the independent auditors: (a) audit plans and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

▪
Review and discuss reports from the independent auditors on (a) all critical accounting policies and practices used by Wherify, (b) alternative accounting treatments within GAAP related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management.

▪
Obtain from the independent auditors assurance that it will inform the Committee concerning any information indicating that an illegal act has or may have occurred that could have a material effect on Wherify's financial statements, and assure that such information has been conveyed to the Committee, in accordance with Section 10A of the Private Securities Litigation Reform Act of 1995.

▪
Obtain and review a report from the independent auditors describing (a) the auditing firm's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities (including the Public Company Accounting Oversight Board), within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken to deal with such issues.

▪
Review with management and the independent auditors: (a) the effectiveness of Wherify's internal control over financial reporting (including any material weaknesses and material changes in internal control over financial reporting reported to the Committee by the independent auditors or management); (b) Wherify's internal audit procedures; and (c) the effectiveness of Wherify's disclosure controls and procedures and management reports thereon.

▪	Review separately with management, the internal accounting department and the independent auditors at the completion of the annual examination:

-	The Company's annual financial statements and related footnotes.

-	The independent auditors' audit of the financial statements and its report thereon.

-	Any significant changes required in the independent auditors' audit plan.

-	Any serious difficulties or disputes with management encountered during the course of the audit, including management's response thereto.

-	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

▪	Discuss with management and the independent auditors, quarterly earnings press releases, including the interim financial information and earnings guidance provided to analysts and rating agencies.

▪	Prepare the report of the Committee required by the rules of the Securities and Exchange Commission to be included in Wherify's annual proxy statement.

▪	Establish procedures for the receipt, retention, and treatment of complaints received by Wherify regarding accounting, internal accounting controls, or auditing matters.

▪	Establish procedures for the confidential, anonymous submission by employees of Wherify of concerns regarding questionable accounting or auditing matters.

▪	Review and pre-approve all related-party transactions (as defined in Item 404 of Regulation S-K).

▪	Engage in an annual self-assessment with the goal of continuing improvement.

IV.	MEETINGS

▪
The Committee shall hold regular meetings at least quarterly on such days as it shall determine. Other meetings of the Committee will be held at the request of the Chair of the Committee or any two other Committee members. The Audit Committee shall meet in executive session with the independent auditors and management periodically. Minutes shall be regularly kept of Committee proceedings, by a person appointed by the Committee to do so.

▪
Prior to each regularly scheduled meeting, the Committee will receive a prepared agenda for the meeting. Other topics for discussion may be introduced at the meeting at the request of any Committee member.

▪	Such corporate officers and other employees of Wherify as the Committee may regularly from time-to-time designate, shall attend the meetings.

▪	The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

▪	The Chairman of the Audit Committee shall report on Audit Committee activities to the Board of Directors after each Committee meeting.

V.	ADVISORS

▪
The Audit Committee shall have the authority to engage independent legal, accounting and other advisers, as it determines necessary to carry out its duties. The Audit Committee shall have sole authority to approve related fees and retention terms for its advisors, and funding for payment of such fees and reimbursement of ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

APPENDIX B

WHERIFY WIRELESS, INC.

AMENDMENT TO
CERTIFICATE OF INCORPORATION

RESOLVED, that Article FOURTH of the Amended and Restated Certificate of Incorporation of Wherify Wireless, Inc. be amend and restated to read in its entirety as follows:

FOURTH: The total number of shares of capital stock of all classes which the Corporation shall have the authority to issue is Two Hundred Ten Million (210,000,000), divided into Two Hundred Million (200,000,000) shares of Common Stock of the par value of one cent ($0.01) per share, and Ten Million (10,000,000) shares of Preferred Stock of the par value of one cent ($0.01) per share.

A. No holder of Common Stock or Preferred Stock of the Corporation shall have any pre-emptive, preferential, or other right to purchase or subscribe for any shares of the unissued stock of the Corporation or of any stock of the Corporation to be issued by reason of any increase of the authorized capital stock of the Corporation or of the number of its shares, or of any warrants, options, or bonds, certificates of indebtedness, debentures, or other securities convertible into or carrying options or warrants to purchase stock of the corporation or of any stock of the Corporation purchased by it or its nominee or nominees or other securities held in the treasury of the Corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise other than such rights, if any, as the Board in its discretion from time to time may grant and at such price as the Board in its discretion may fix.

B. The holders of Common Stock shall have the right to one vote per share on all questions to the exclusion of all other classes of stock, except as by law expressly provided or as otherwise herein expressly provided with respect to the holders of any other class or classes of stock.

C. The Board is authorized, subject to limitations prescribed by law, by resolution or resolutions to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the General Corporation Law of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(1) The number of shares constituting that series and the distinctive designation of that series;

(2) The dividend rights and dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(3) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange including provision for adjustment of the conversion or exchange rate in such events as the Board shall determine;

(5) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, the date or date upon which they shall be redeemable, and the amount per share payable in cash on redemption, which amount may vary under different conditions and at different redemption dates;

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(6) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(8) Any other relative rights, preferences and limitations of that series; or

(9) Any or all of the foregoing terms.

D.  Except where otherwise set forth in the resolution or resolutions adopted by the Board of the Corporation providing for the issue of any series of Preferred stock created thereby, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of the Corporation. Should the number of shares of any series be so decreased, the shares constituting such decrease shall resume the status which they had prior to adoption of the resolution originally fixing the number of shares of such series.

E. Shares of any series of Preferred Stock which have been redeemed (whether through the operation of a sinking fund or otherwise), purchased or otherwise acquired by the Corporation, or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reclassified or reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board or as part of any other series of Preferred Stock, all subject to the conditions or restrictions adopted by the Board of the Corporation providing for the issue of any series of Preferred Stock and to any filing required by law.

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APPENDIX C

WHERIFY WIRELESS, INC.

2004 STOCK PLAN

1. Purposes of the Plan. The purposes of this Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options and Restricted Stock.
2. Definitions. As used herein, the following definitions will apply:

(a)     "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)     "Applicable Laws" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)     "Award" means, individually or collectively, a grant under the Plan of Options or Restricted Stock.

(d)     "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)

(f)     "Awarded Stock" means the Common Stock subject to an Award.

(g)    "Board" means the Board of Directors of the Company.

(h)    "Change in Control" means the occurrence of any of the following events:

(i)     Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

(ii)     The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets; or

(iii)    A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)     The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(i)     "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(j)     "Committee" means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(k)     "Common Stock" means the Common Stock of the Company.

(l)     "Company" means Wherify Wireless, Inc., a Delaware corporation, or any successor thereto.

(m)   "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n)    "Director" means a member of the Board.

(o)    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)    "Dividend Equivalent" means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(q)    "Employee" means an "employee" (within the meaning of Section 3401(c) of the Code and the regulations thereunder) of the Company or any Parent or Subsidiary of the Company. Neither service as an Outside Director nor payment of a director's fee by the Company to an Outside Director will be sufficient to constitute "employment" by the Company.

(r)    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(s)    "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(t)    "Fair Market Value" means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market or The NASDAQ SmallCap Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)   In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(u)    "Fiscal Year" means the fiscal year of the Company.

(v)    "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(w)    "Involuntary Termination" means the termination of the service of any Participant with the Company or any Parent or Subsidiary of the Company which occurs by reason of:

(i)    such Participant's involuntary dismissal or discharge by the Company or any Parent or Subsidiary of the Company for reasons other than Misconduct; or

(ii)    such Participant's voluntary resignation following (A) a change in his or her position with the Company or Parent or Subsidiary of the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such Participant's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the Participant's consent.

(x)    "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by a Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary of the Company), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary of the Company) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Parent or Subsidiary of the Company) may consider as grounds for the dismissal or discharge of any Participant or other person in the service of the Company (or any Parent or Subsidiary of the Company).

(y)    "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(z)    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa)      "Option" means a stock option granted pursuant to the Plan.

(bb)         "Other Stock Based Awards" means Awards granted pursuant to Section 9 of the Plan.

(cc)          "Outside Director" means a Director who is not an Employee.

(dd)         "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)          "Participant" means the holder of an outstanding Award granted under the Plan.

(ff)           "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(gg)         "Plan" means this 2004 Stock Plan.

(hh)         "Restricted Stock" means shares of Common Stock issued pursuant to a Restricted Stock award under Section 8 of the Plan or issued pursuant to the early exercise of an Option.

(ii)           "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)            "Section 16(b)" means Section 16(b) of the Exchange Act.

(kk)          "Service Provider" means an Employee, Director or Consultant.

(ll)            "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

(mm)        "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 10,000,000, all of which may be issued upon the exercise of Incentive Stock Options granted under the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan. The Shares issued under the Plan may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(c) Section 162(m) Grant Limit. Subject to the provisions of Section 12 of the Plan, at any time that the Company is a "publicly held corporation" within the meaning of Section 162(m) of the Code, no Employee or prospective Employee may be granted one or more Options within any fiscal year of the Company which in the aggregate cover more than 1,000,000 Shares. An Option which is canceled (or deemed to be canceled under Treasury Regulation Section 1.162-27(e)(2)(vi)(B)) within the same fiscal year of the Company in which it was granted shall continue to be counted against the Share limit set forth in this Section 3(c).

4. Administration of the Plan.

(a) Procedure.

(i)            Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)           Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

(iii)          Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)          Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v)           Delegation of Authority for Day-to-Day Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)           Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)             to determine the Fair Market Value;

(ii)            to select the Service Providers to whom Awards may be granted hereunder;

(iii)           to determine the number of Shares to be covered by each Award granted hereunder;

(iv)           to approve forms of agreement for use under the Plan;

(v)            to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price or purchase price for an Award, the time or times when Awards may be exercised (which may be based on performance criteria), the time or times when Awards or Shares become vested, any forfeiture or repurchase rights of the Company or any Parent or Subsidiary of the Company with respect to Shares or Awards held by a Participant, whether an Option may be exercisable for unvested Shares which are subject to repurchase by the Company or any Parent or Subsidiary of the Company if a Participant ceases to be a Service Provider while holding unvested Shares, any vesting acceleration or waiver of forfeiture or repurchase rights, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)           to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

(vii)          to institute an Exchange Program;

(viii)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix)           to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

(x)            to modify or amend each Award (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(xi)           to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)          to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii)         to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xv)          to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xvi)         to determine whether Awards will be adjusted for Dividend Equivalents;

(xvii)        to create Other Stock Based Awards for issuance under the Plan;

(xviii)       to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xix)          to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xx)           to make all other determinations deemed necessary or advisable for administering the Plan.

(c)            Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Limitations.

(a) ISO $100,000 Rule. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or its Parent or Subsidiaries to terminate such relationship at any time, with or without cause.

7. Stock Options.

(a) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)  In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)  granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(2)  In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(3)  Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

(ii) Waiting Period and Exercise Dates.At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted under Section 16(a) of the Plan and all other Applicable Laws may consist entirely of:

(i)  cash;

(ii)  check;

(iii)  promissory note on such terms and conditions as determined by the Administrator in its sole and absolute discretion;

(iv)  other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

(vii)  any combination of the foregoing methods of payment; or

(viii)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option as of such termination date will revert to the Plan on the date one (1) month following the Participant's termination. If after termination the Participant does not exercise his or her Option within the time specified herein, in the Award Agreement or by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)  Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant's termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option as of such termination date will revert to the Plan on the date one (1) month following the Participant's termination. If after termination the Participant does not exercise his or her Option within the time specified herein, in the Award Agreement or by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)  Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated in writing prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant's death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option as of the date of the Participant's death will revert to the Plan on the date one (1) month following the Participant's death. If the Option is not so exercised within the time specified herein, in the Award Agreement or by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

8. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. Subject to Section 16(a) of the Plan and any other Applicable Laws, the Administrator shall determine the form of consideration to be paid for such Shares. Such consideration to the extent permitted under Section 16(a) of the Plan and all other Applicable Laws may consist entirely of:

(i)     cash;

(ii)    check;

(iii)   past services rendered to the Company (or any Parent or Subsidiary);

(iv)   promissory note on such terms and conditions as determined by the Administrator in its sole and absolute discretion;

(v)    any combination of the foregoing methods of payment; or

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock Based Awards, and all other conditions of the Other Stock Based Awards including any dividend and/or voting rights.

10. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed and the leave of absence lasts longer than three (3) months, then three months following the day after the expiration of the initial three-month leave period, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

11. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

12. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust (i) the number and class of Shares which may be delivered under Section 3(a) of the Plan, (ii) the maximum number of Shares by which the Shares reserved under the Plan shall increase in each fiscal year of the Company under Section 3(a) of the Plan, (iii) the maximum number and class of Shares for which any Employee or prospective Employee may be granted Options per fiscal year of the Company under Section 3(c) of the Plan and (iv) the number, class, and exercise price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control.

(i) Stock Options. In the event of a merger or Change in Control, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Options granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise such Options as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. The Administrator shall also have the discretionary authority to structure one or more Option grants so that those Shares subject to such Options shall automatically vest, in whole or in part, upon the Involuntary Termination of the Participant's service with the Company or a Parent or Subsidiary of the Company within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those Shares do not otherwise vest. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Option, the Participant shall fully vest in and have the right to exercise the Option as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option shall be exercisable, to the extent vested (taking into account any acceleration of vesting applicable to such option), for a period of up to fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Awarded Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(ii) Restricted Stock and Other Stock Based Awards.In the event of a merger or Change in Control, each outstanding Restricted Stock award shall be assumed or an equivalent Restricted Stock award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. With respect to Awards granted to an Outside Director that are assumed or substituted for, if immediately prior to or after the merger or Change in Control the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in such Awards, including Shares as to which the Participant would not otherwise be vested. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Restricted Stock award, the Participant shall fully vest in the Restricted Stock including as to Shares which would not otherwise be vested. The Administrator shall also have the discretionary authority to structure one or more grants of Restricted Stock so that those Shares of Restricted Stock shall automatically vest, in whole or in part, upon the Involuntary Termination of the Participant's service with the Company or a Parent or Subsidiary of the Company within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those shares of Restricted Stock do not otherwise vest. For the purposes of this paragraph, a Restricted Stock award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant's consent; provided, however, a modification to such performance goals only to reflect the successor corporation's post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

13. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

14. Term of Plan. Subject to Section 19 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. Subject to Section 17 of the Plan, no amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any agreement which, in the good faith determination of the Administrator, would result in a material risk of violation by the Company of Section 13(k) of the Exchange Act.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

19. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

WHERIFY WIRELESS, INC.
2004 STOCK PLAN
STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2004 Stock Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement (the "Option Agreement").

1. Grant of Option. The Administrator of the Company hereby grants to the Optionee (the "Optionee") named in the Certificate of Stock Option Grant (the "Certificate"), an option (the "Option") to purchase the number of Shares set forth in the Certificate, at the exercise price per Share set forth in the Certificate (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail. This Option shall expire at the close of business on the expiration date set forth in the Certificate (the "Expiration Date"), unless sooner terminated in accordance with the provisions of this Option Agreement or the Plan. The Certificate is incorporated herein by reference and is a part of this Option Agreement.

If designated in the Certificate as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Certificate, subject to the Optionee's continuing as a Service Provider on such dates.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) This Option may be exercised, to the extent it is then vested, for three months after Optionee ceases to be a Service Provider. Upon death or Disability of the Optionee, this Option may be exercised, to the extent it is then vested, for one year after Optionee ceases to be Service Provider. In no event shall this Option be exercised later than the Expiration Date as provided above.

(b) Method of Exercise. This Option shall be exercisable by delivery of an Exercise Notice (the "Exercise Notice") in the form as set forth in Exhibit A hereto which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee's Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, make to the Company certain representations and warranties as set forth in the Exercise Notice.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company not to exceed 180 days) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee (to the extent permitted under Section 16(a) of the Plan and all other Applicable Laws):

(a)    cash;

(b)    check;

(c)    consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d)   surrender of other Shares which, (i) have been owned by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Shares.

6. Restrictions on Exercise. This Option may not be exercised (i) until such time as the Plan has been approved by the stockholders of the Company, or (ii) if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would not be permitted under Section 16(a) of the Plan or would constitute a violation of any Applicable Law.

7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

8. Term of Option. The term of this Option shall begin on the grant date set forth in the Certificate and shall expire on the Expiration Date. This Option may be exercised only within such term, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 7(d) of the Plan.

10. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause legends to be placed upon any certificate(s) evidencing ownership of the Shares in order to evidence any restrictions on the transfer of the Shares set forth in this Option Agreement or in the Plan, together with any other legends that may be required by the Company or by state or federal securities laws.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own Shares, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

11. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the exercised Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

(c) Disposition of Shares. In the case of an NSO, if Shares are held for more than one year after the date of exercise of the Option, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for more than one year after exercise and more than two years after the grant date of the Option, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the grant date of the Option, any gain realized on such disposition will be treated as compensation income in the year of such disposition (taxable at ordinary income rates) to the extent of the difference between the Exercise Price of the exercised Shares and the lesser of (i) the Fair Market Value of the exercised Shares on the date of exercise, or (ii) the sale price of the exercised Shares. Different rules may apply if the Shares are subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code) at the time of purchase. Any additional gain will be taxed as capital gain, which will be long-term or short-term depending on the period that the ISO Shares were held.

(d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two years after the grant date of the Option, or (ii) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee as a result of such disqualifying disposition.

(e) Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company (or any parent or subsidiary of the Company employing or retaining Optionee) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement (including the Certificate and all of the exhibits, which are parts of this Agreement) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

13. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

14. Acknowledgement. By accepting this Option, Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and accepts this Option subject to all of the terms and provisions thereof. Further, Optionee acknowledges that Optionee has reviewed the Plan and this Option Agreement (including the Certificate and all of the exhibits, which are parts of this Agreement) in their entirety, has had an opportunity to obtain the advice of counsel prior accepting this Option and fully understands all provisions of the Option. Further, Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in his or her residence address.

EXHIBIT A

EXERCISE NOTICE

To:	WHERIFY WIRELESS, INC. (the "Company")
From:
Date:
(Last Name) First Name) (M.I.)

Pursuant to the provisions of the WHERIFY WIRELESS, INC. 2004 Stock Plan (the "Plan"), Certificate of Stock Option Grant and Option Agreement under which the following stock option(s) was/were granted, I hereby elect to exercise the following stock option(s) granted to me by the Company (as defined in the Plan) to purchase shares of Company Common Stock (the "Shares"):

Grant Exercise Information:

1	2	3	4	5	6	7
Grant Number (if applicable)	Grant Date	Grant Type (Check One)	Grant Price Per Share	# of Shares to Exercise	Amount Due For Stock	Amount Due for Taxes
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO
		☐ ISO ☐ NSO	Totals	(A)	(B)	(C)

Method Of Payment: ☐ Check
***If check not enclosed, please indicate:
Method of Payment   Total Due for Exercise (B+C): $

TO COMPLETE YOUR STOCK OPTION EXERCISE, YOU MUST DO THE FOLLOWING:

1. Review the Terms and Conditions of Stock Option Exercise attached as Exhibit B to this document.

2. Review and complete the terms of purchase set forth below.

Terms of Purchase:

By signing this Exercise Notice, I hereby represent and warrant to the Company that I have read and agree to (i) all of the Terms and Conditions of Stock Option Exercise attached hereto as Exhibit B and (ii) all of the terms and conditions of the Option Agreement (including exhibits).

I am hereby delivering to the Company: (i) this fully completed and executed Exercise Notice and (ii) the full purchase price for the Shares.

I understand that, if I am an officer or director of the Company, I may be subject to additional requirements under Federal securities regulations which pertain to this type of transaction.

Signature

EXHIBIT B

TERMS AND CONDITIONS OF STOCK OPTION EXERCISE

1. Exercise. The Optionee (the "Optionee") identified on the Exercise Notice to which these Terms and Conditions of Stock Option Exercise (these "Terms and Conditions") are attached has elected to exercise the option (the "Option") to purchase shares of Common Stock of the Company (as defined in the Wherify Wireless, Inc. 2004 Stock Plan) identified on the Exercise Notice, and thereby purchase from the Company that number of shares of the Company's Common Stock identified on the Exercise Notice (the "Shares") at the applicable exercise price per share set forth in the Option Agreement (the "Exercise Price"), and subject to the terms and conditions of: (i) the 2004 Stock Plan (the "Plan"), (ii) the Stock Option Agreement (including all exhibits thereto and the Certificate of Stock Option Grant (the "Certificate")) pursuant to which the Company granted the Option to Optionee (the "Option Agreement"), and (iii) the Exercise Notice, including these Terms and Conditions. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in these Terms and Conditions.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement (including the Certificate and all of the exhibits, which are part of the Option Agreement) and agrees to abide by and be bound by their terms and conditions. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee understands and agrees that the Company shall cause the legends to be placed upon any certificate(s) evidencing ownership of the Shares in order to evidence any restrictions on the transfer of the Shares set forth in the Option Agreement or in the Plan, together with any other legends that may be required by the Company or by state or federal securities laws.

4. Investment Representations. In the event that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time of exercise, then in connection with the purchase of the Shares, the Optionee represents to the Company the following:

(a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Optionee is acquiring these Shares for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

(b) Optionee acknowledges and understands that the Shares constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Shares for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one year or any other fixed period in the future. Optionee further understands that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. Optionee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and with any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Shares exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Shares being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Shares may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Shares by an affiliate, or by a non-affiliate who subsequently holds the Shares less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement Shares other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

5. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company not to exceed 180 days) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

7. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

8. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California.

9. Entire Agreement. The Plan and Option Agreement (including the Certificate and all exhibits, which are parts of the Option Agreement) are incorporated herein by reference. This Exercise Notice, the Plan, the Certificate, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company

PROXY
Wherify Wireless, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Timothy Neher and W. Douglas Hajjar, and
Each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of
Wherify Wireless, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on August 28, 2006, at the Annual Meeting of
Stockholders (the "Annual Meeting") to be held at the at the offices of the corporation, 2000 Bridge Parkway, Suite 201, Redwood Shores, California 94065
on Thursday, September 28, 2006, at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and
Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of stockholders of the Company and until their respective successors shall have been duly elected and shall qualify.

☐ FOR all nominees listed below (except as marked to the contrary).
☐ WITHOUT AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

DANIEL MCKELVEY	WADE FENN	W. DOUGLAS HAJJAR
JOHN MICEK	TIMOTHY NEHER	BILL SCIGLIANO

2. PROPOSAL TO APPROVE the Certificate Amendment, pursuant to which the number of authorized shares of Common Stock of the Company will be increase from 100 million shares to 200 million shares;

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

3. PROPOSAL TO APPROVE the 2004 Stock Plan Amendment, pursuant to which the number of authorized shares of Common Stock available for award under the plan will be increase from four (4) million shares to ten (10) million shares;

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

4. PROPOSAL TO RATIFY the appointment of Malone & Bailey PC as independent auditors of the Company for the fiscal year ending June 30, 2007.

☐ FOR      ☐ AGAINST      ☐ ABSTAIN

5. In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE APPROVAL OF THE CERTIFICATE RESOLUTION AND THE AMENDMENT TO THE 2004 STOCK PLAN, AND FOR THE RATIFICATION AND FOR THE APPOINTMENT OF MALONE & BAILEY PC AS INDEPENDENT AUDITORS OF THE COMPANY.

Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED: ___________________________, 2006.

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signature	signature if held jointly

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer.
If a partnership, please sign in partnership name by authorized person.)